UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2021 (November 15, 2021)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401 Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition.

On November 16, 2021, Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our,” or the “Corporation”) issued a press release (the “Press Release”) announcing its quarterly operational and financial updates for the period ended September 30, 2021. A copy of the Press Release is attached hereto as Exhibit 99.1 and is also available on the “Investors” page of our website, www.riotblockchain.com/investors, under the “News and Events – Press Releases” tab (https://www.riotblockchain.com/investors/news-events/press-releases).

Item 7.01 – Regulation FD Disclosure.

On November 17, 2021, Riot released an investor presentation (the “Investor Presentation”), which includes updates regarding Riot’s financial position, business and operations, including information regarding its Bitcoin mining production. A copy the Investor Presentation is attached hereto as Exhibit 99.2 and is also available on the “Investors” page of our website, www.riotblockchain.com, under the “Company Info – Presentations” tab.

The information furnished pursuant to Item 2.02 and 7.01 of this Current Report on Form 8-K (this “Current Report”), including these exhibits are attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report, including those made in the documents incorporated by reference herein, that are not statements of historical fact may be forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. The assumptions and expectations expressed in these forward-looking statements may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. These forward-looking statements may include, but are not limited to, statements about the benefits of our acquisition of Whinstone US, Inc., including financial and operating results of both companies following the acquisitions, and the Company’s plans, objectives, expectations and intentions for the future. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements, include, but are not limited to: unaudited estimates of BTC production; our future hash rate growth (expressed in terms of exahashes per second (EH/s)); our anticipated benefits of immersion-cooling, our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development; the integration of the businesses of the Company and Whinstone may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; failure to otherwise realize anticipated efficiencies and strategic and financial benefits from the acquisition of Whinstone; and the impact of COVID-19 on us, our customers, or on our suppliers in connection with our estimated timelines. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this press release may be found in the Company’s filings with the SEC, including in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and our other filings with the SEC, including, but not limited to the additional risk factors set forth in the Company’s Current Report on Form 8-K filed with the SEC on May 26, 2021, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this Current Report, including those made in the documents incorporated by reference herein, are made only as of the date of this Current Report and, as applicable the date of the documents incorporated by reference herein. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this Current Report and the documents incorporated by reference herein are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01– Financial Statements and Exhibits.

(d)   Exhibits.

99.1*	Press Release, dated November 15, 2021 (furnished pursuant to Item 2.02 of this Current Report).
99.2*	Investor Presentation, dated November 15, 2021 (furnished pursuant to Item 7.01 of this Current Report).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The information contained in these exhibits are furnished but not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

 S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Financial Officer

Date: November 17, 2021